Exhibit 10.25.1

EXECUTION VERSION

FIRST AMENDMENT TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

THIS FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated as of August 2, 2012 is by and among Pepco Holdings, Inc. (“PHI”), Potomac Electric Power Company (“PEPCO”), Delmarva Power & Light Company (“DPL”), Atlantic City Electric Company (“ACE”; and together with PHI, PEPCO and DPL, each a “Borrower” and collectively the “Borrowers”), the various financial institutions party hereto (each a “Lender” and collectively the “Lenders”), Bank of America, N.A., as syndication agent (the “Syndication Agent”) and as an issuer of letters of credit and Wells Fargo Bank, National Association, as agent on behalf of the Lenders under the Credit Agreement (as hereinafter defined) (in such capacity, the “Agent”), as the swingline lender and as an issuer of letters of credit. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement.

W I T N E S S E T H

WHEREAS, the Borrowers, the Lenders and the Agent are parties to that certain Second Amended and Restated Credit Agreement dated as of August 1, 2011 (as amended, modified, extended, restated, replaced, or supplemented from time to time, the “Credit Agreement”);

WHEREAS, the Borrowers have requested that the Lenders amend certain provisions of the Credit Agreement; and

WHEREAS, the Lenders are willing to make such amendments to the Credit Agreement, in accordance with and subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

AMENDMENTS TO CREDIT AGREEMENT

1.1 Amendment to Definition of Facility Termination Date. The definition of Facility Termination Date set forth in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Facility Termination Date” means, with respect to any Borrower, August 1, 2017, as such date may be extended from time to time pursuant to Section 2.4, or any earlier date on which such Borrower’s Sublimit is reduced to zero or the obligations of the Lenders to make Credit Extensions to such Borrower is terminated pursuant to Section 8.1.

1.2 Amendment to Schedule 1. Schedule 1 of the Credit Agreement is hereby amended and restated in its entirety to read as set forth hereto as Exhibit A.

ARTICLE II

CONDITIONS TO EFFECTIVENESS

2.1 Closing Conditions. This Amendment shall be deemed effective as of August 2, 2012 (the “Amendment Effective Date”) upon satisfaction of the following conditions (in form and substance reasonably acceptable to the Agent):

(a) Executed Amendment. The Agent shall have received a copy of this Amendment duly executed by each of the Borrowers, the Agent and the Lenders.

(b) Fees and Expenses.

(i) The Borrowers shall have paid all fees and expenses owing pursuant to (1) that certain Active Joint Lead Arrangers Fee Letter dated as of July 19, 2012 by and among the Borrowers, the Agent, the Syndication Agent, Wells Fargo Securities, LLC and Merrill Lynch, Pierce, Fenner and Smith, Incorporated and (2) that certain Passive Joint Lead Arrangers Fee Letter dated as of July 19, 2012 by and among the Borrowers, Citigroup Global Markets Inc. and RBS Securities, Inc.

(ii) King & Spalding LLP shall have received from the Borrowers payment of all fees and expenses incurred in connection with this Amendment.

(c) Officer’s Certificates and Certificates of Good Standing. With respect to each Borrower, the Agent shall have received the following, each in form and substance reasonably satisfactory to the Agent, an officer’s certificate (A) certifying that the articles or certificate of incorporation of such Borrower that were delivered on the Closing Date remain true and complete as of the Amendment Effective Date (or certified updates as applicable), (B) certifying that the bylaws of such Borrower that were delivered on the Closing Date remain true and correct and in force and effect as of the Amendment Effective Date (or certified updates as applicable), (C) attaching copies of the resolutions of the board of directors of such Borrower approving and adopting this Amendment, the transactions contemplated herein and authorizing execution and delivery hereof, and certifying such resolutions to be true and correct and in force and effect as of the Amendment Effective Date and (D) attaching a new incumbency certificate for such Borrower. The Agent shall have received certificates of good standing, existence or its equivalent with respect to each Borrower certified as of a recent date by the appropriate Governmental Authorities of the state of incorporation of such Borrower.

(d) Miscellaneous. All other documents and legal matters in connection with the transactions contemplated by this Amendment shall be reasonably satisfactory in form and substance to the Agent and its counsel.

ARTICLE III

MISCELLANEOUS

3.1 Amended Terms. On and after the Amendment Effective Date, all references to the Credit Agreement in each of the Loan Documents shall hereafter mean the Credit Agreement as amended by this Amendment. Except as specifically amended hereby or otherwise agreed, the Credit Agreement is hereby ratified and confirmed and shall remain in full force and effect according to its terms.

3.2 Representations and Warranties of Borrowers. Each of the Borrowers represents and warrants as follows:

(a) Such Borrower has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

(b) Such Borrower has duly executed and delivered the Amendment and the Amendment constitutes such Borrower’s legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

(c) No Approval is required to be obtained by such Borrower or any of its Subsidiaries in connection with the execution, delivery or performance by such Borrower of this Amendment; except for such Approvals which have been issued or obtained by such Borrower or any of its Subsidiaries which are in full force and effect.

(d) The representations and warranties set forth in Article V of the Credit Agreement are true and correct as of the date hereof (except for (i) those which expressly relate to an earlier date and (ii) representations and warranties contained in Sections 5.5, 5.7 and 5.15 of the Credit Agreement).

(e) After giving effect to this Amendment, no event has occurred and is continuing which constitutes a Default or an Event of Default.

3.3 Reaffirmation of Obligations. Each Borrower hereby ratifies the Credit Agreement and acknowledges and reaffirms (a) that it is bound by all terms of the Credit Agreement applicable to it and (b) that it is responsible for the observance and full performance of its respective Obligations.

3.4 Loan Document. This Amendment shall constitute a Loan Document under the terms of the Credit Agreement.

3.5 Expenses. The Borrowers agrees to pay all reasonable costs and expenses of the Agent in connection with the preparation, execution and delivery of this Amendment (including, without limitation, the reasonable fees and expenses of the Agent’s legal counsel, which such fees and expenses shall not exceed, in the aggregate, $15,000).

3.6 Further Assurances. The Borrowers agree to promptly take such action, upon the request of the Agent, as is reasonably necessary to carry out the intent of this Amendment.

3.7 Entirety. This Amendment and the other Loan Documents embody the entire agreement among the parties hereto and supersede all prior agreements and understandings, oral or written, if any, relating to the subject matter hereof.

3.8 Counterparts; Telecopy. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Amendment by signing any such counterpart. This Amendment shall be effective when it has been executed by the Borrowers, the Agent and the Lenders and each party has notified the Agent by facsimile transmission or telephone that it has taken such action.

3.9 GOVERNING LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (INCLUDING SECTION 5.1401.7 OF THE GENERAL OBLIGATIONS LAW, BUT OTHERWISE WITHOUT REGARD TO THE CONFLICT OF LAWS PROVISIONS THEREOF) OF THE STATE OF NEW YORK, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

3.10 Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

3.11 Consent to Jurisdiction; Service of Process; Waiver of Jury Trial. The consent to jurisdiction and waiver of jury trial provisions set forth in Sections 15.2 and 15.3 of the Credit Agreement, respectively, are hereby incorporated by reference, mutatis mutandis.

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PEPCO

FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

IN WITNESS WHEREOF the parties hereto have caused this Amendment to be duly executed on the date first above written.

PEPCO HOLDINGS, INC.

By:	/s/ Kevin M. McGowan
	Name:	Kevin M. McGowan
	Title:	Vice President and Treasurer

POTOMAC ELECTRIC POWER COMPANY

By:	/s/ Kevin M. McGowan
	Name:	Kevin M. McGowan
	Title:	Vice President and Treasurer

DELMARVA POWER & LIGHT COMPANY

By:	/s/ Kevin M. McGowan
	Name:	Kevin M. McGowan
	Title:	Vice President and Treasurer

ATLANTIC CITY ELECTRIC COMPANY

By:	/s/ Kevin M. McGowan
	Name:	Kevin M. McGowan
	Title:	Treasurer

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Agent, Issuer, Swingline Lender and Lender

By:

Name:

Title:

PEPCO

FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Agent, Issuer, Swingline Lender and Lender

By:	/s/ Allison Newman
	Name:	Allison Newman
	Title:	Director

PEPCO

FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

BANK OF AMERICA, N.A.,
as Syndication Agent, Issuer and Lender

By:	/s/ Michael Mason
	Name:	Michael Mason
	Title:	Director

PEPCO

FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

CITIBANK, N.A.,
as Co-Documentation Agent and Lender

By:	/s/ D. Scott McMurtry
	Name:	D. Scott McMurtry
	Title:	Vice President

PEPCO

FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

THE ROYAL BANK OF SCOTLAND PLC,
as Co-Documentation Agent and Lender

By:	/s/ Tyler J McCarthy
Name: Tyler J McCarthy
Title: Director

PEPCO

FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

THE BANK OF NOVA SCOTIA,
as Lender

By:	/s/ Thane Rattew
Name: Thane Rattew
Title: Managing Director

PEPCO

FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

BARCLAYS BANK PLC,
as Lender

By:	/s/ Sreedhar R. Kona
Name: Sreedhar R. Kona
Title: Assistant Vice President

PEPCO

FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,
as Lender

By:	/s/ Mikhail Faybusovich
Name: Mikhail Faybusovich
Title: Director

By:	/s/ Vipul Dhadda
Name: Vipul Dhadda
Title: Associate

PEPCO

FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

JPMORGAN CHASE BANK, N.A.,
as Lender

By:	/s/ Helen D. Davis
Name: Helen D. Davis
Title: Vice President

PEPCO

FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

MORGAN STANLEY BANK, N.A.,
as Lender

By:	/s/ Kelly Chin
Name: Kelly Chin
Title: Authorized Signatory

PEPCO

FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

KEYBANK NATIONAL ASSOCIATION,
as Lender

By:	/s/ Sherrie I. Manson
Name: Sherrie I. Manson
Title: Senior Vice President

PEPCO

FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

SUNTRUST BANK,
as Lender

By:	/s/ Andrew Johnson
Name: Andrew Johnson
Title: Director

PEPCO

FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

BANK OF NEW YORK MELLON,
as Lender

By:	/s/ Richard K. Fronapfel, Jr.
Name: Richard K. Fronapfel, Jr.
Title: Vice President

PEPCO

FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

BANK OF TOKYO—MITSUBISHI UFJ, LTD.,
as Lender

By:	/s/ Nicholas R. Battista
Name: Nicholas R. Battista
Title: Director

PEPCO

FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

GOLDMAN SACHS BANK USA,
as Lender

By:	/s/ Mark Walton
Name: Mark Walton
Title: Authorized Signatory

PEPCO

FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

MANUFACTURERS AND TRADERS TRUST COMPANY,
as Lender

By:	/s/ Rebecca A. Hancock
Name: Rebecca A. Hancock
Title: Vice President

PEPCO

FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

NORTHERN TRUST COMPANY,
as Lender

By:	/s/ Peter J. Hallan
Name: Peter J. Hallan
Title: Vice President

PEPCO

FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

PNC BANK, NATIONAL ASSOCIATION,
as Lender

By:	/s/ Matthew Sawyer
Name: Matthew Sawyer
Title: Senior Vice President

EXHIBIT A

See attached.

SCHEDULE 1

PRICING SCHEDULE

LEVEL STATUS	APPLICABLE MARGIN FOR EURODOLLAR RATE ADVANCES/LC FEE RATE	APPLICABLE MARGIN FOR FLOATING RATE ADVANCES	FACILITY FEE RATE
I	0.900%	0.000%	0.100%
II	1.000%	0.000%	0.125%
III	1.075%	0.075%	0.175%
IV	1.275%	0.275%	0.225%
V	1.475%	0.475%	0.275%
VI	1.650%	0.650%	0.350%

For the purposes of this Schedule, the following terms have the following meanings, subject to the other provisions of this Schedule:

“Level I Status” exists with respect to any Borrower on any date if, on such date, such Borrower’s Moody’s Rating is A2 or better, such Borrower’s S&P Rating is A or better or such Borrower’s Fitch Rating is A or better.

“Level II Status” exists with respect to any Borrower on any date if, on such date, (i) such Borrower has not qualified for Level I Status and (ii) such Borrower’s Moody’s Rating is A3 or better, such Borrower’s S&P Rating is A- or better or such Borrower’s Fitch Rating is A- or better.

“Level III Status” exists with respect to any Borrower on any date if, on such date, (i) such Borrower has not qualified for Level I Status or Level II Status and (ii) such Borrower’s Moody’s Rating is Baa1 or better, such Borrower’s S&P Rating is BBB+ or better or such Borrower’s Fitch Rating is BBB+ or better.

“Level IV Status” exists with respect to any Borrower on any date if, on such date, (i) such Borrower has not qualified for Level I Status, Level II Status or Level III Status and (ii) such Borrower’s Moody’s Rating is Baa2 or better, such Borrower’s S&P Rating is BBB or better or such Borrower’s Fitch Rating is BBB or better.

“Level V Status” exists with respect to any Borrower on any date if, on such date, (i) such Borrower has not qualified for Level I Status, Level II Status, Level III Status or Level IV Status and (ii) such Borrower’s Moody’s Rating is Baa3 or better, such Borrower’s S&P Rating is BBB- or better or such Borrower’s Fitch Rating is BBB- or better.

“Level VI Status” exists with respect to any Borrower on any date if, on such date, such Borrower has not qualified for Level I Status, Level II Status, Level III Status, Level IV Status or Level V Status.

“Fitch Rating” means, at any time for any Borrower, the ratings issued by Fitch Ratings, Ltd. (“Fitch”) and then in effect with respect to such Borrower’s unsecured long-term debt securities without third-party credit enhancement.

“Moody’s Rating” means, at any time for any Borrower, the rating issued by Moody’s and then in effect with respect to such Borrower’s senior unsecured long term debt securities without third party credit enhancement.

“S&P Rating” means, at any time for any Borrower, the rating issued by S&P and then in effect with respect to such Borrower’s senior unsecured long term debt securities without third party credit enhancement.

“Status” means Level I Status, Level II Status, Level III Status, Level IV Status, Level V Status or Level VI Status.

For purposes of this Schedule, the Moody’s Rating, the S&P Rating and the Fitch Rating in effect for any Borrower on any date are that in effect at the close of business on such date.

The Applicable Margin, the Facility Fee Rate and the LC Fee Rate for each Borrower shall be determined in accordance with the above based on such Borrower’s Status as determined from its then current Moody’s Rating, S&P Rating and Fitch Rating. If the applicable Borrower is split-rated and all three (3) ratings fall in different Levels, the Applicable Margin, the LC Fee Rate and the Facility Fee Rate shall be based upon the Level indicated by the middle rating. If the applicable Borrower is split-rated and two (2) of the ratings fall in the same Level, (the “Majority Level”) and the third rating is in a different Level, the Applicable Margin, the LC Fee Rate and the Facility Fee Rate shall be based upon the Majority Level. In the event that only two (2) ratings are available, the Applicable Margin, the LC Fee Rate and the Facility Fee Rate shall be based upon the Level indicated by the higher of the two ratings unless there is a two or more Level difference in the levels indicated by each of the two available ratings, in which case the Level that is one Level below the higher rating shall apply. Should a Borrower not have any Moody’s Rating, S&P Rating or Fitch Rating, the corporate credit or issuer rating of such Borrower, as applicable, will be used in lieu thereof.